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Exhibit 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

        We consent to the reference of our firm under the caption of "Experts" and to the use of our report of Kilian Manufacturing Corporation and Kilian Canada ULC, dated December 14, 2004, in the Registration Statement (Form S-4 No. 333-124944) for the registration of $165,000,000 of 9% Senior Secured Notes.

/s/ FIRLEY, MORAN, FREER & EASSA, P.C.

Syracuse, New York
September 30, 2005

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  Exhibit 23.2
CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM